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                                                                   EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated November 12, 1997 included in or made a part of this registration statement on Form S-4 and to all references to our Firm included in this Registration Statement.

/s/ Arthur Andersen LLP

Boston, Massachusetts
October 28, 1998